
INmuneBio
INNATE IMMUNITY
Nasdaq Symbol: INMB
Shares Outstanding: ≈10.7M
Share Price 6/24/19: $9.20
Market Cap: ≈$100M
Debt: $0
Largest Shareholder: XNCR
Insider Ownership: > 50%
INMB AD non-confidential 6.26.19

Forward-Looking Statements

INmuneBio INNATE IMMUNITY

This presentation contains "forward-looking statements" Forward-looking statements reflect our current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Summary

INmuneBio INNATE IMMUNITY

- ***Clinical stage immunology company - programs in oncology and Alzheimer's disease***
- ***Platforms target "ignored" elements of immunology***
  - Innate immune system
  - "Resistance" immunology of the Tumor Micro Environment (TME)
  - Neuroinflammation is a cause of Alzheimer's disease
- ***Large markets with unsolved problems***
  - resistance to immune Check Point Inhibitors (CPI)
  - Minimal Residual Disease (MRD) – the cause of cancer relapse
  - microglial activation as a cause of Alzheimer's disease
- ***Multiple programs provide sum-of-parts value***

Our vision

Become the Leader in Reprograming the Innate Immune System for the Treatment of Disease

Guiding principle:
AD is a disease of innate immune dysfunction

INMB targets cells of innate immune system

INmuneBio INNATE IMMUNITY

NK ***MDSC*** ***Microglia***



Residual Disease

Resistance to Therapy

Neuro-inflammation

INMB pipeline

INmuneBio
INNATE IMMUNITY

	Pre-clinical	Phase I	Phase II POC	Pivotal
INB03 for Checkpoint Inhibitor resistance *(Melanoma and Renal Cell Cancer)*				
INB03 for trastuzumab resistance *(breast cancer)*				
INKmune *for Relapse / Minimal Residual Disease (ovarian cancer)*				
INKmune *(High-risk MDS - Leukemia)*				
XPro1595 for Alzheimer's disease				

Current Trials
Potential Future Programs

AD: the problem..


Nerve cell death
Synaptic dysfunction
Cognitive Decline

Three questions

Why inflammation?

Why TNF?

Why XPro1595?

Majority of genes associated with AD expressed in innate immune cells


Cell type
Microglia
Hippocampal CA 1 pyramidal neurons
Endothelial cells
Prefrontal glutamergic neurons 2
Prefrontal glutamergic neurons 1
Oligodendrocytes
Astrocytes 2
Oligodendrocyte precursor cells 1
GABAergic interneurons 1
Neuronal stem cells
GABAergic interneurons 2
Oligodendrocyte precursor cells 2
Hippocampal CA 3 pyramidal neurons
Astrocytes 1
Dentate gyrus granule neurons
0
1
2
-log10(pvalue)

Jansen2019

Chronic inflammation: real disease....bad name

Acute inflammation

fast and furious, coming and going quickly for the benefit of the patient.

Chronic inflammation

low, slow inflammatory response that doesn't end and harms the patient.

Inflammaging and cognitive decline

Atherosclerosis Risk in Communities Study (ARIC)



A. Compositive cognitive score
B. Memory (DWRT)
C. Executive function (DSST)
D. Language (WFT)
20-year additional cognitive decline, z score
Reference
Elevated markers
0
1-2
3-4
0.05
-0.05
-0.15
-0.25

hsCRP>1.05 mg/L had greater cognitive decline over a 20 year period

Honolulu-aging Study

Quartiles of hs-CRP	Risk of Dementia
<0.34mg/L	1.0
0.34-0.56mg/L	2.9
0.57-1.0mg/L	3.8
>1.00mg/L	2.7

hsCRP>0.57mg/dL had a increased risk of dementia over 25 years

from Walker2019 and Schmidt 2002

Pivotal role of TNF in AD


Microglia dysfunction/activation
TNF
Synaptic dysfunction
Nerve cell death

TNF in humans: the dark passenger of AD

INmuneBio INNATE IMMUNITY

- Elevated plasma TNF (Fillit et al. 1991)
- TNF co-localized with plaques (Dickson 1997)
- TNF levels correlate with disease progression (Paganelli et al. 2002)
- Elevated TNF in CSF (Tarkowski et al. 2003)



% Cytotoxicity
100
80
60
40
20
0
Alzheimer
Control

Scattergram of TNF levels in Alzheimer's disease and control sera as determined by L929 cytotoxicity.

Does eliminating TNF prevent AD?

INmuneBio INNATE IMMUNITY

800%[1] 60%[2]

1. Risk of AD in RA patients 8 times higher*
2. Risk of AD in RA patients treated with anti-TNF therapy is 0.4*

* In RA patients compared to patients without RA

from Chou et al. 2016

Why XPro1595?

INmuneBio
INNATE IMMUNITY

Difference between selective vs non-selective TNF inhibition

	Non-selective TNF inhibitor	XPro1595
Decreases inflammation	YES	YES
Causes immunosuppression	YES	No
Causes demyelination	YES	No
Neuroprotective	NO	YES
Enhances neuroplasticity	NO	YES

XPro1595: selective inhibitor of soluble TNF (sTNF)

INmuneBio INNATE IMMUNITY

- Nearly identical to human TNF protein
  - 2 mutations produce MOA
- Excellent CMC amd PK properties
  - Qweek patient administration
- In clinical trial
- 60+ publications

17kDal non-glycosylated protein attached to 10 kDal linear PEG with 18 hour half-life


binding site mutations
PEG site

see Steed et al., *Science*, 301, 2003

Why is XPro1595 different?

Normal TNF Biology


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

XPro1595 does not neutralize tmTNF


INB03
tmTNF
tmTNF binds TNFR
with normal function

Approved TNF inhibitors


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

Prevent function of sTNF and tmTNF

XPro1595


TNFR1
TNFR2
sTNF
(bad)
tmTNF
(good)

Neutralizes sTNF allowing normal of tmTNF

How XPro159 neutralizes sTNF


Normal sTNF activity
Active TNF
TNFR
sTNF bind TNFR
Inflammation
XPro1595
Active TNF
or
Inactive heterotrimers
No sTNF activity
Heterotrimers cannot bind TNFR
NO Inflammation

Bad history of non-selective TNF therapy in neurologic disease

INmuneBio INNATE IMMUNITY

- Lenercept made RRMS <u>worse</u>
- Non-selective TNF inhibitors contra-indicated in neurologic disease

Non-selective TNF inhibitors exacerbates RRMS



Proportion of Exacerbation Free Patients
1.0
0.8
0.6
0.4
0.2
0.0
placebo
lenercept
0
100
200
300
400
Study Day

Neurology 1999

In retrospect….

XPro1595 improves, etanercept worsens


MOG-EAE: Clinical Score
Vehicle
Etanercept
XPro1595
Clinical Score
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
30
35
40
45
50
55
Days after immunization
Treatment
Veh
Etan
XPro

(Brambrilla et al. 2011)

What happened?

XPro1595 promotes remyelination, etanercept promotes demyelination


naive
CPZ5+saline
CPZ5+XPro
CPZ5+etanercept
Myelin
B
A
A
Myelin density
300
200
100
0
naive
CPZ5+saline
CPZ5+XPro
CPZ5+etanercept
B
Myelin density

Probert et al. 2017

XPro1595 attenuates AD pathology and restores normal function



Synapse dysfunction
Saline
XPro1595
NTG
TgCRND8
0.5 mV
5 ms
Cognitive Impairment
Spatial Learning
Swim distance (% first block)
140
120
100
80
60
40
20
Veh
XPro
1 2 3 4 5 6
Training block
Immune dysfunction
Activated Myeloid cells
Brain T cell infiltration
Microglia
Iba-1 protein levels (% vehicle)
Vehicle
*
Amyloid pathology
Saline
XPro1595
6E10
Hippocampus

Efficacy has been shown in 3xTgAD, 5xFAD, TgCRND8 and aged mice

XPro1595 clinical development supported by the Alzheimer's Association

INMUNE BIO AWARDED $1M USD
"PART THE CLOUD GRANT"

PART THE CLOUD

Home | About Us | Research | About Alzheimer's | Events | News | Donate


More than $30 Million Raised and Invested
in Alzheimer's Translational Research

Our Mission: To fund Alzheimer's research with the highest probability of slowing, stopping or ultimately curing Alzheimer's disease.

XPro1595 AD development program: two step process

Step 1 :

demonstrate XPro1595 reverses neuroinflammation in AD patients

(short open label study)

Step 2:

decrease of neuroinflammation in AD patients treated with XPro1595 decreases cognitive decline

(longer placebo controlled study)

Phase 1 biomarker directed immunology study in Mild to Moderate AD

Phase 1b Open-Label, Dose-Escalation Study of XPro1595 in Patients with Mild to Moderate AD with Elevated hsCRP in Blood



Key enrollment criterion
✓ Mild to Moderate Disease (N=18)
✓ Positive for Amyloid
✓ Blood hsCRP ≥ 2mg/L
Baseline
❑ Safety
❑ Blood inflammation
❑ Brain inflammation
❑ Imaging (MRI)
❑ Cognition
❑ Psychiatric symptoms
❑ Quality of Life
Week 6
❑ Safety
❑ Blood inflammation
❑ Imaging (MRI)
❑ Cognition
❑ Psychiatric symptoms
❑ Quality of Life
Week 12
❑ Safety
❑ Blood inflammation
❑ Brain inflammation
❑ Imaging (MRI)
❑ Cognition
❑ Psychiatric symptoms
❑ Quality of Life
Cohort (n=6) Dose of XPro1595
Cohort 1: 0.3 mg/kg
Cohort 2: 1.0 mg/kg
Cohort 3 : 3.0 mg/kg

Primary endpoint:
- ❑ Safety
- ❑ Dose for Phase II

Secondary endpoints:
- ❑ Inflammatory & AD biomarkers (blood&CSF):
  - ❑ hsCRP, cytokines, Aβ, tau, NFL, Neurogranin, YKL40
- ❑ Changes in cognition, psychiatric/behavioral symptoms and QOL:
  - ❑ MMSE, DSST, Verbal fluency, NPI, BALDS, CGI

Exploratory endpoint:
- ❑ Breath volatile organic compounds (BVOCs)
- ❑ MRI – white matter free water

Immunologic biomarkers


Free Water content of white matter
MRI
Blood
Inflammation &
Neurodegeneration
CSF
Inflammation &
Neurodegeneration
Breath
Volatile Organic Compounds

Behavioral biomarkers of inflammation

- Sleep disorders
- Depression
- Psychosis
- Apathy
- Aggression

INMB: treating AD as an immunologic disease

INmuneBio INNATE IMMUNITY

- ***Problem:*** synaptic dysfunction and nerve cell death causes cognitive decline
- ***Pathophysiology:*** sTNF causes microglial activation that drives chronic neuroinflammation
- ***Solution:*** neutralize sTNF without affecting tmTNF
- ***Drug:*** XPro1595
- ***Strategy:*** two-step development process
- ***Status:*** entering Phase I trial in mild/moderate AD